SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2002
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                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY
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               (Exact name of registrant as specified in charter)


          Delaware                    1-13237                   13-3949418
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(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                  625 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 421-5333
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                Registrant's telephone number including area code


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5.    Other Events.

            Attached hereto as Exhibit 99 is a press release issued by Charter Municipal Mortgage Acceptance Company ("the Company") on January 29, 2002 announcing the Company's activity for the year ended December 31, 2001.

            This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1        Press release by the Company, dated January 29, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Charter Municipal Mortgage Acceptance Company


Date:  January 29, 2002            By:   /s/ Stuart J. Boesky
                                         -----------------------------
                                         Name:  Stuart J. Boesky
                                         Title:    President